FREMONT MUTUAL FUNDS


THE FOLLOWING SUPPLEMENTS the Fremont Global Fund description ON PAGES 2 AND 3.

Fremont Investment Advisors, Inc. ("the Advisor") has allocated a portion of the Fremont Global Fund's (the "Fund") assets to each of three new sub-advisors. The Advisor selected these sub-advisors based on its own analyses and experience in determining which sub-advisors will most likely make specific portfolio securities selection which, in the aggregate, will achieve the desired and defined objectives of the Fund. The Advisor will continue to have asset allocation responsibility and management over the current portfolio managers to the Fund, as well as oversight over the new sub-advisors. The portion of Fund assets allocated by the Advisor to the sub-advisors may be reallocated (or new sub-advisors introduced in response to changing market conditions or sub-advisor performance), in an attempt to improve the Fund's overall performance.

Effective April 19, 1999, Mellon Capital Management Corporation and Pacific Investment Management Company were engaged by the Advisor to manage certain sectors of the Fund. The Advisor and its team of portfolio managers will continue to oversee the Fund as a whole.

   Mellon Capital Management Corporation ("Mellon Capital"), 595 Market Street, Suite 3000, San Francisco, California, 94105, was founded in 1983 and is a leading innovator in the investment industry with over $74 billion in assets under management as of December 31, 1998. Mellon Capital uses global, quantitatively based investment strategies in managing assets for both institutional and private investors. Mellon Capital's mutual fund business includes The Dreyfus Corporation, Founders Asset Management and, in the European community, Newton Management Limited.

   Mellon Capital utilizes a global tactical asset allocation strategy ("GTAA"). This asset allocation model first actively allocates assets across equity, fixed-income and money market securities and then across the markets of the United States, United Kingdom, Japan, France, Germany, The Netherlands, Switzerland, Austria and Canada. Each of these three asset categories is represented in Mellon Capital's portion of Fund assets by a broad holding of marketable securities, generally reflecting components of broad market indices.

   Lex C. Huberts will manage Mellon Capital's portion of Fund assets, using the GTAA strategy. Mr. Huberts is Director of Asset Allocation Strategies at Mellon Capital, and is responsible for its U.S. and global asset allocation strategies (totaling $24 billion). He also manages the applicable investment departments. Mr. Huberts has 14 years of investment experience, which includes developing and implementing value-added investment strategies. Prior to joining Mellon Capital, eight years of Mr. Huberts' experience in the investment industry consists of the following positions: with Concord Capital in San Mateo, California as a Quantitative Analyst and Investment Advisor; with Zacks Investment Research in Chicago as a Consultant; with Amro Bank in Amsterdam, The Netherlands as Strategist, and with the Dutch Ministry of Finance as a Policy Advisor. Mr. Huberts is a Chartered Financial Analyst.

   Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Newport Beach, California, 92660, is a leading institutional money manager with over $158 billion assets under management as of December 31, 1998. PIMCO was established in 1971 to offer separate account management services primarily for employee benefit plans, endowments and foundations.

   In managing its portion of Fund assets, PIMCO will invest in a portfolio of fixed-income securities denominated in major foreign currencies, baskets of foreign currencies and the U.S. dollar. Under normal circumstances, at least 65% of the portfolio's assets will be invested in fixed-income securities of issuers located in at least three countries (one of which may be the United States). Depending on PIMCO's outlook for interest rates and currency trends, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the portfolio's assets. PIMCO may also invest up to 10% of its assets in corporate debt securities rated below investment grade; however, these securities must be rated B or higher by Moody's or S&P. Based on PIMCO's forecast for interest rates, the average duration of the securities in the portfolio will generally be vary between three to six years.

   Lee R. Thomas III, Managing Director of PIMCO, will manage PIMCO's portion of Fund assets. Mr. Thomas, who joined PIMCO in 1995, was previously associated with Investcorp, an international investment bank, as a member of its management committee and was responsible for global securities and foreign exchange trading. Prior to Investcorp, he was associated with Goldman Sachs, where he was an executive director in the fixed-income division in its London office.

On June 11, 1999, Fremont Global Fund shareholders voted to approve a new sub-advisory arrangement in which Kern Capital Management LLC will provide investment sub-advisory services to the Fund.

   Kern Capital Management LLC ("KCM"), 114 W. 47th Street, Suite 1926, New York, New York, 10036, was founded in 1997 and is partially owned by the Advisor. KCM is an investment management firm specializing in small cap and micro-cap companies, and had approximately $405 million in assets under management as of December 31, 1998.

   KCM manages its portion of Fund assets in two market sectors, a small cap account and a micro-cap account. These accounts invest in equity securities of U.S. companies with relatively small capitalization. The small cap account will consist of companies with market capitalizations ranging from $10 million to $2 billion. The micro-cap account will consist of companies with market capitalizations of less than $550 million.

   The portfolio management team for the small cap and micro-cap sectors of the Fund consists of Robert E. Kern Jr., David G. Kern, and Judy R. Finger, whose investment experience is as follows:

   Robert E. Kern, president and CEO of KCM, has over 30 years of investment management experience. Prior to co-founding KCM, Bob Kern was employed as a portfolio manager by Morgan Grenfell Asset Management, Inc. from 1986 to 1997, where he was the head of its small capitalization equities team.

   David G. Kern, executive vice president and co-founder of KCM, was a vice president at Founders Asset Management, Inc. from 1995 to 1997, where he was the portfolio manager for the Founders Discovery Fund, a mutual fund dedicated to investing in small cap and micro-cap stocks. David Kern also served as vice president and assistant portfolio manager for the Delaware Management Company of Philadelphia, Pennsylvania from 1990 through 1994. He received his Chartered Financial Analyst designation in 1993.

   Judy R. Finger, senior vice president of KCM, joined KCM in 1997. From 1995 to 1997, she was vice president and assistant portfolio manager for the Delaware Management Company of Philadelphia, Pennsylvania, and was
   responsible for more than $500 million in micro-, small and mid-cap stock investments. She was also employed as a senior analyst at Fred Alger

   Management located in New York from 1992 to 1995. She received her Chartered Financial Analyst designation in 1994.

Effect on Aggregate Fees: As compensation for their services, the Advisor (not the Fund) pays each sub-advisor an annual fee calculated as a percentage of the average daily net assets of the portion of Fund assets that is managed by the sub-advisor (see table below). The Advisor reserves the authority to increase or decrease the amount of Fund assets managed by each sub-advisor.

Mellon Capital Management Corporation       0.50% on the first $100 million;
                                            0.40% on the next $100 million;
                                            0.30% on the next $100  million;
                                            0.20% on the remaining balance
--------------------------------------------------------------------------------
Pacific Investment Management Company       0.30%
--------------------------------------------------------------------------------
Kern Capital Management LLC                 0.50%

THE FOLLOWING SUPPLEMENTS the Fremont Emerging Markets Fund description ON PAGES 8 AND 9.

Effective May 3, 1999, Nicholas-Applegate Capital Management (Hong Kong) LLC ("NACM"), the sub-advisor to the Fremont Emerging Markets Fund was acquired by, and became a member, of the Colonial Limited group of companies. The acquired NACM entity now operates under the name CMG First State (Hong Kong) LLC ("CMG"), 3/F-30 Cannon Street, London, EC4M6YQ, United Kingdom. Henry Thornton and his entire team in Asia and the U.K. will continue with the new organization under the Colonial Limited ownership and will continue to be the portfolio manager responsible for the day-to-day management of the Fremont Emerging Markets Fund.

Colonial Limited is a diverse international financial services group. Founded in Australia in 1873, Colonial Limited has operated in New Zealand, the United Kingdom and the Fiji Islands for more than 100 years. During the past decade, it has expanded into Hong Kong, Indonesia, Malaysia, Thailand, the Philippines, mainland China, Vietnam and, more recently, Singapore. Colonial operates core businesses in life insurance, pensions, banking and fund management. Colonial was ranked the top funds management group in Australia in 1998 and at December 31, 1998 had client funds under discretionary management of over US$ 17.5 billion.

Currently, the Advisor's management fee is 1.00% per annum, based on the Fund's average daily net assets and is paid monthly. CMG's fees of are paid by the Advisor and not by the Fund. There will be no increase in advis ory fees to the Fund and its shareholders. The Advisor will pay CMG a fee computed at the annual rate of 0.50% (50 basis points) of the average daily net assets of the portion of Fund assets allocated to CMG. The Advisor or the Fund upon 30 days' written notice may terminate the portfolio management agreement with CMG. The Advisor has day-to-day authority to increase or decrease the amount of Fund assets under management by CMG.


THE FOLLOWING INFORMATION SUPPLEMENTS "MONITORING YOUR INVESTMENT," ON PAGE 32.

Managing Your Account Online at www.fremontfunds.com

Fremont offers Online Account Access 24 hours a day, seven days a week, at our secure Web site www.fremontfunds.com. As a shareholder, you can:

+  Check your current Fremont Funds account balance.
+  View your entire portfolio of Fremont Funds accounts.
+  Buy, exchange*, or sell shares.
+  View up to 80 previous transactions.
+  Order duplicate confirmation statements.
+  Order duplicate tax forms.
+ Reorder checkbooks. (Available only for the Fremont Money Market, Fremont Bond Fund, and Fremont California Intermediate Tax-Free Fund.)

*Some restrictions may apply.

The  Fremont  Funds  Web  site  also  provides  in-depth   information  to  help
shareholders track their mutual fund investments, including:

+ Daily fund prices and  performance
+ Fund  portfolio  data and  prospectuses
+ Portfolio manager  biographies and commentaries
+ Fund distribution  schedules
+ Account applications and forms
+ Feature articles